Exhibit 99.1
     REPLACEMENT CAPITAL COVENANT, dated as of May 30, 2007 (this “Replacement Capital Covenant”), by IndyMac Bank, F.S.B., a federally chartered and insured savings and loan association (together with its successors and assigns, the “Bank”), and IndyMac Bancorp, Inc., a savings and loan holding company (together with its successors and assigns, the “Parent”), in favor of and for the benefit of each Covered Debtholder (as defined below).
RECITALS
     A. On the date hereof, the Bank is issuing $500,000,000 of its 8.50% Series A Perpetual Non-Cumulative Fixed Rate Preferred Stock, liquidation preference $25.00 per share (the “Series A Preferred Stock”).
     B. This Replacement Capital Covenant is the “Replacement Capital Covenant” referred to in the Offering Memorandum, dated May 22, 2007, relating to the Series A Preferred Stock (the “Offering Memorandum”).
     C. The Bank and the Parent are entering into and disclosing the content of this Replacement Capital Covenant in the manner provided below with the intent that the covenants provided for in this Replacement Capital Covenant be enforceable by each Covered Debtholder and that the Bank and the Parent be estopped from disregarding the covenants in this Replacement Capital Covenant, in each case to the fullest extent permitted by applicable law.
     D. The Bank and the Parent acknowledge that reliance by each Covered Debtholder upon the covenants in this Replacement Capital Covenant is reasonable and foreseeable by the Bank and that, were the Bank or the Parent to disregard its covenants in this Replacement Capital Covenant, each Covered Debtholder would have sustained an injury as a result of its reliance on such covenants.
     NOW, THEREFORE, the Bank and the Parent hereby covenant and agree as follows in favor of and for the benefit of each Covered Debtholder.
     Section 1. Definitions. Capitalized terms used in this Replacement Capital Covenant (including the Recitals) have the meanings set forth in Schedule I hereto.
     Section 2. Limitations on Redemption, Purchase and Repurchase of Series A Preferred Stock. The Bank and the Parent hereby promise and covenant to and for the benefit of each Covered Debtholder that the Bank shall not redeem or repurchase and no Affiliate of the Bank shall purchase all or any part of the Series A Preferred Stock except to the extent that the applicable redemption, purchase or repurchase price does not exceed the sum of the following amounts raised during the applicable Measurement Period:

     (i) 133.33% of (a) the aggregate amount of net cash proceeds received by the Bank and its Affiliates from the sale of Common Stock and rights to acquire Common Stock (including Common Stock and rights to acquire Common Stock sold pursuant to the Bank’s or the Parent’s dividend reinvestment plan, direct stock purchase plan or employee benefit plans) to Persons other than the Bank and its Affiliates and (b) the Current Price of any Common Stock that the Bank and its Affiliates have issued to Persons other than the Bank and its Affiliates in connection with the conversion of any convertible or exchangeable securities, other than securities for which the Bank or any of its Affiliates has received equity credit from any NRSRO, in each case since the most recent Measurement Date, without double counting proceeds received in any prior Measurement Period; plus
     (ii) 100% of the aggregate amount of net cash proceeds received by the Parent since the most recent Measurement Date (without double counting proceeds received in any prior Measurement Period) from the sale of Mandatorily Convertible Preferred Stock and Debt Exchangeable for Common Equity to Persons other than the Bank and its Affiliates; plus
     (iii) 100% of the aggregate amount of net cash proceeds received by the Bank and its Affiliates since the most recent Measurement Date (without double counting proceeds received in any prior Measurement Period) from the sale of Debt Exchangeable for Preferred Equity and REIT Preferred Securities to Persons other than the Bank and its Affiliates; plus
     (iv) 100% of the aggregate amount of net cash proceeds received by the Bank and its Affiliates since the most recent Measurement Date (without double counting proceeds received in any prior Measurement Period) from the sale of Qualifying Capital Securities to Persons other than the Bank and its Affiliates;
provided that any net cash proceeds raised by the Parent, either directly or indirectly via an Eligible Finance Subsidiary or a Trust, will only be counted for purposes of the foregoing if the proceeds so received during the relevant Measurement Period have been contributed to the Bank not later than one Business Day following the end of the relevant Measurement Period.
     Section 3. Covered Debt. (a) The Bank represents and warrants that the Initial Covered Debt is Eligible Debt.
     (b) During the 30-day period immediately preceding any Redesignation Date with respect to the Covered Debt then in effect, the Bank shall identify one or more series of Eligible Debt with an aggregate principal amount outstanding equal to or greater than $90,000,000 that will become the Covered Debt on and after such Redesignation Date in accordance with the following procedures:
     (i) the Bank shall identify each series of its then outstanding long-term indebtedness for money borrowed that is Eligible Debt;
     (ii) if only one series of the Bank’s then outstanding long-term indebtedness for money borrowed is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date provided that the outstanding principal amount of such series is not less than $90,000,000;
     (iii) if the Bank has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Bank shall identify the series that has the latest occurring final maturity date as of the date the Bank is applying the procedures in this Section 3(b) and such series shall become the Covered Debt commencing on the next Redesignation Date, provided that the outstanding principal amount of such series is not less than $90,000,000;
     (iv) if the Bank has no series of outstanding long-term indebtedness for money borrowed that is Eligible Debt with an outstanding principal amount of not less than $90,000,000, then the Bank shall identify, in reverse chronological order of final maturity dates, each outstanding series of the Bank’s Eligible Debt until the aggregate outstanding principal amount of the series so identified equals or exceeds $90,000,000 and such series shall collectively become the Covered Debt commencing on the next Redesignation Date, provided that the aggregate outstanding principal amount of such series is not less than $90,000,000;
     (v) if, after the application of the procedures set out in subparagraphs (i) through (iv) of this paragraph (b), the Bank has designated Eligible Debt with an aggregate outstanding principal amount of less than $90,000,000, then the Bank shall identify, in reverse chronological order of final maturity dates, each outstanding series of Parent Eligible Debt until the aggregate outstanding principal amount of the series so identified, together with the series identified pursuant to subparagraph (iv) above equals or exceeds $90,000,000, and such series shall also collectively become the Covered Debt commencing on the next Redesignation Date, provided that the aggregate outstanding principal amount of such series is not less than $90,000,000;
     (vi) each series of outstanding long-term indebtedness for money borrowed that is determined to be Covered Debt pursuant to clauses (ii), (iii), (iv), or (v) of this Section 3(b) shall be the Covered Debt for purposes of this Replacement Capital Covenant for the period commencing on the related Redesignation Date and continuing to but not including the Redesignation Date as of which such series of outstanding long-term indebtedness is next determined not to be Covered Debt pursuant to the procedures set forth in this Section 3(b);
     (vii) in connection with such identification of a new series of Covered Debt, the Parent shall give the notice provided for in Section 3(d) below within the time frame provided for in such section; and
     (viii) if, notwithstanding compliance with the procedures set out in subparagraphs (i) through (vi) of this Section 3(b), the Bank has not designated Eligible Debt with an aggregate outstanding principal amount of not less than $90,000,000, then this Replacement Capital Covenant will terminate pursuant to clause (iii) of Section 4 hereof.
     (c) If at any time the Covered Debt is held by a Trust or an Eligible Finance Subsidiary, a holder of the capital securities of such Trust or the securities of such Eligible Finance Subsidiary may institute a legal proceeding directly against the Parent and the Bank for the enforcement of this Replacement Capital Covenant, and such capital securities or Eligible Finance Subsidiary securities shall be deemed to be “Covered Debt” so long as the Covered Debt held by the Trust or Eligible Finance Subsidiary remains Covered Debt.
     (d) Notice. In order to give effect to the intent of the Parent and the Bank described in Recital C, the Parent covenants that
     (i) simultaneously with the execution of this Replacement Capital Covenant or as soon as practicable after the date hereof, it shall (A) give notice to the Holders of the Initial Covered Debt, in the manner provided in the indenture relating to the Initial Covered Debt, of this Replacement Capital Covenant and the rights granted to such Holders hereunder, and (B) file a copy of this Replacement Capital Covenant with the Commission as an exhibit to a current report on Form 8-K under the Exchange Act;
     (ii) so long as the Parent is a reporting company under the Exchange Act, the Parent will include in each annual report filed with the Commission on Form 10-K under the Exchange Act a description of the covenant set forth in Section 2 and identify each series of long-term indebtedness for borrowed money that is Covered Debt as of the date such annual report on Form 10-K is filed with the Commission;
     (iii) if a series of an Eligible Issuer’s long-term indebtedness for money borrowed (1) becomes Covered Debt or (2) ceases to be Covered Debt pursuant to the procedures set forth in Section 3(b), the Parent shall give or shall cause the Bank to give notice of such occurrence within 30 days to the holders of such long-term indebtedness for money borrowed in the manner provided for in the indenture, fiscal agency agreement or other instrument under which such long-term indebtedness for money borrowed was issued and promptly report such change in the Parent’s next quarterly report, annual report or in a current report on Form 8-K under the Exchange Act;
     (iv) if, and only if, the Parent ceases to be a reporting company under the Exchange Act, (A) the Parent shall (1) post on its website the information otherwise required to be included in Exchange Act filings pursuant to clauses (ii) and (iii) of this Section 3(d), and (2) cause a notice of the execution of this Replacement Capital Covenant to be posted on the Bloomberg screen for each series of Covered Debt or any successor Bloomberg screen and each similar third-party vendor’s screen that the Parent reasonably believes is appropriate (each an “Investor Screen”) and cause a hyperlink to the execution copy of this Replacement Capital Covenant to be included on the Investor Screen for each series of Covered Debt; and (B) the Bank shall make a website posting or cause a notice to be posted on Bloomberg as described in (A) above;
     (v) promptly upon request by any Holder of Covered Debt, the Parent shall or shall cause the Bank to provide such Holder with a conformed copy of this Replacement Capital Covenant.
     Section 4. Termination, Amendment and Waiver. (a) The obligations of the Parent and the Bank pursuant to this Replacement Capital Covenant shall remain in full force and effect until the earliest (the “Termination Date”) to occur of (i) the date on which all the Series A Preferred Stock have been redeemed, repurchased or purchased in full, (ii) the date, if any, on which the Holders of a majority by principal amount of the then effective Covered Debt consent or agree in writing to the termination of this Replacement Capital Covenant and the obligations of the Parent and the Bank hereunder and (iii) the date on which neither the Parent nor the Bank has one or more series of outstanding Eligible Senior Debt or Eligible Subordinated Debt (in each case without giving effect to the rating requirement in clause (b) of the definition of each such term), including any Eligible Debt held by a Trust or an Eligible Finance Subsidiary, that in the aggregate have an outstanding principal amount of at least $90,000,000. From and after the Termination Date, the obligations of the Parent and the Bank pursuant to this Replacement Capital Covenant shall be of no further force and effect.
     (b) This Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed by the Parent and the Bank with the consent of the Holders of at least a majority by principal amount then outstanding of the then effective Covered Debt, provided that this Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed only by the Parent and the Bank (and without the consent of any Holder of the then effective Covered Debt) if (i) the effect of such amendment or supplement is solely to impose additional restrictions on the types of securities qualifying as Replacement Capital Securities, and an officer of the Effective Eligible Issuer has delivered to the Holders of each then effective series of Covered Debt in the manner provided for in the indenture, fiscal agency agreement or other instrument with respect to such Covered Debt a written certificate to that effect, (ii) such amendment or supplement is not adverse to the Covered Debtholders and an officer of the Effective Eligible Issuer has delivered to the Holders of each then effective series of Covered Debt in the manner provided for the delivery of notices in the indenture, fiscal agency agreement or other instrument with respect to such Covered Debt a written certificate to that effect or (iii) such amendment or supplement eliminates Common Stock, Debt Exchangeable for Common Equity and/or Mandatorily Convertible Preferred Stock (but only to the extent exchangeable for Common Stock) as Replacement Capital Securities if, in the case of this clause (iii), the Parent or the Bank has been advised in writing by a nationally recognized independent accounting firm that there is more than an insubstantial risk that the failure to do so would result in a reduction in the Parent’s or the Bank’s earnings per share as calculated for financial reporting purposes.
     (c) For purposes of Sections 4(a) and 4(b), the Holders whose consent or agreement is required to terminate, amend or supplement the obligations of the Parent and the Bank under this Replacement Capital Covenant shall be the Holders of the then effective Covered Debt (voting as a single class) as of a record date established by the relevant Effective Eligible Issuer that is not more than 60 days prior to the date on which the Parent and the Bank propose that such termination, amendment or supplement becomes effective.
     Section 5. Miscellaneous. (a) This Replacement Capital Covenant shall be governed by and construed in accordance with the laws of the State of New York.
     (b) This Replacement Capital Covenant shall be binding upon the Parent, the Bank and their respective successors and assigns and shall inure to the benefit of the Covered Debtholders as they exist from time to time (it being understood and agreed by the Parent and the Bank that any Person who is a Covered Debtholder at the time such Person acquires, holds or sells Covered Debt shall retain its status as a Covered Debtholder for so long as the series of long-term indebtedness for borrowed money owned by such Person is Covered Debt and, if such Person initiates a claim or proceeding to enforce its rights under this Replacement Capital Covenant after the Parent or the Bank has violated its covenants in Section 2 and before the series of long-term indebtedness for money borrowed held by such Person is no longer Covered Debt, such Person’s rights under this Replacement Capital Covenant shall not terminate prior to a Termination Date solely by reason of such series of long-term indebtedness for money borrowed no longer being Covered Debt).
     (c) All demands, notices, requests and other communications to the Parent or the Bank under this Replacement Capital Covenant shall be deemed to have been duly given and made if in writing and (i) if served by personal delivery upon the Parent or the Bank, on the day so delivered (or, if such day is not a Business Day, the next succeeding Business Day), (ii) if delivered by registered post or certified mail, return receipt requested, or sent to the Parent or the Bank by a national or international courier service, on the date of receipt by the Parent or the Bank, as the case may be (or, if such date of receipt is not a Business Day, the next succeeding Business Day), or (iii) if sent by telecopier, on the day telecopied, or if not a Business Day, the next succeeding Business Day; provided that the telecopy is promptly confirmed by telephone confirmation thereof, and in each case to the Parent and the Bank at the address set forth below, or at such other address as the Parent or the Bank may thereafter notify to Covered Debtholders or post on its website as the address for notices under this Replacement Capital Covenant:
IndyMac Bank, F.S.B.
888 East Walnut Street
Pasadena, CA 91101-7211
Attention: Treasurer
     Any demand, notice, request or other communication to Holders under this Replacement Capital Covenant may be given by the Effective Eligible Issuer in any manner contemplated by the indenture, fiscal agency agreement or other instrument governing the Covered Debt. For all purposes of this Replacement Capital Covenant, the Parent and the Bank may deem and treat the registered Holder of any Covered Debt as the absolute owner of such Covered Debt, and the Parent and the Bank shall not be affected by any notice to the contrary. The rights of beneficial owners in any Covered Debt shall be exercised only through the registered Holder of such Covered Debt, and the Parent and the Bank may rely and shall be fully protected in relying upon information furnished by such registered Holder. Any demand, notice, request, consent, waiver or other action of a Holder shall bind every future Holder of the same Covered Debt and the Holder of every instrument evidencing Covered Debt issued upon the registration of transfer thereof or in exchange therefor.
     (d) In the event of an assumption of the Parent’s or the Bank’s obligations under the indenture, fiscal agency agreement or other instrument governing the Covered Debt by a successor, provided such assumption does not constitute an event of default under such indenture, fiscal agency agreement or other instrument, the Parent or the Bank, as the case may be, may assign its rights and obligations under this Replacement Capital Covenant to such successor, and upon such assignment to and the assumption of this Replacement Capital Covenant by such successor, such successor shall succeed to and be substituted for the Parent or the Bank, as the case may be, hereunder with the same effect as if it had been named herein and the Parent or the Bank, as the case may be, shall be relieved of any further obligation hereunder.

     (e) No Covered Debtholder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Replacement Capital Covenant, or for any other remedy with respect to this Replacement Capital Covenant, unless the Parent or the Bank shall have failed to comply with its obligations under this Replacement Capital Covenant and such failure is continuing.

     IN WITNESS WHEREOF, each of the Parent and the Bank has caused this Replacement Capital Covenant to be executed by its duly authorized officer, as of the day and year first above written.

INDYMAC BANCORP, INC.
By:	/s/ FRANCISCO NEBOT
	Name:	Francisco Nebot
	Title:	Executive Vice President

INDYMAC BANK, F.S.B.
By:	/s/ FRANCISCO NEBOT
	Name:	Francisco Nebot
	Title:	Executive Vice President

Schedule I
DEFINITIONS
     “Affiliate” means, at any time, (a) with reference to the Bank, the Parent, any finance Subsidiary of the Parent, or any Subsidiary of the Bank and (b) with reference to the Parent, any finance Subsidiary of the Parent, the Bank or any Subsidiary of the Bank.
     “Alternative Payment Mechanism” means, with respect to any securities or combination of securities (together in this definition, “such securities”), provisions in the related transaction documents requiring the APM Qualifying Securities Issuer (i) to issue (or use commercially reasonable efforts to issue) one or more types of APM Qualifying Securities raising eligible proceeds at least equal to the deferred Distributions on such securities and (ii) to apply the proceeds to pay unpaid Distributions on such securities, commencing on the earlier of (x) the first Distribution Date after commencement of a deferral period on which the issuer pays current Distributions on such securities and (y) the fifth anniversary of the commencement of such deferral period, and that:
     (a) define “eligible proceeds” to mean, for purposes of such Alternative Payment Mechanism, the net proceeds (after underwriters’ or placement agents’ fees, commissions or discounts and other expenses relating to the issuance or sale of the relevant securities, where applicable, and including the fair market value of property received by the APM Qualifying Securities Issuer as consideration for such securities) that the APM Qualifying Securities Issuer has received during the 180 days prior to the related Distribution Date from the issuance of APM Qualifying Securities, up to the Preferred Cap (as defined in paragraph (f) below) in the case of APM Qualifying Securities that are Qualifying Non-Cumulative Preferred Stock or Mandatorily Convertible Preferred Stock; provided that net proceeds received by the Parent, either directly or indirectly via an Eligible Finance Subsidiary or a Trust, shall only be eligible proceeds to the extent the Parent is contractually obligated to, and does, contribute the net proceeds so received during the relevant 180-day period to the Bank not later than one Business Day after the end of such 180-day period;
     (b) permit the issuer of such securities to pay current Distributions on any Distribution Date out of any source of funds but (x) require the issuer to pay deferred Distributions only out of eligible proceeds and (y) prohibit the issuer from paying deferred Distributions out of any source of funds other than eligible proceeds (other than following an acceleration of such securities or the occurrence of the final maturity thereof), unless (if the issuer elects to so provide in the terms of such securities) an Applicable Governmental Authority directs otherwise;
     (c) if deferral of Distributions continues for more than one year (or such shorter period as is provided for in the terms of such securities), require the Bank and its Affiliates not to repay, redeem, repurchase or purchase, as applicable, any of the Parent’s or the Bank’s capital stock or any APM Qualifying Securities Issuer’s securities that rank pari passu with or junior to the most senior issuable APM Qualifying Securities until at least one year after all deferred Distributions have been paid (a “share repurchase provision”);
     (d) notwithstanding the foregoing provision, if an Applicable Governmental Authority disapproves the sale of APM Qualifying Securities, may (if the issuer elects to so provide in the terms of such securities) permit the issuer to pay deferred Distributions from any source without a breach of its obligations under the transaction documents;
     (e) if an Applicable Governmental Authority does not disapprove the issuance and sale of APM Qualifying Securities but disapproves the use of the proceeds thereof to pay deferred Distributions, may (if the issuer elects to so provide in the terms of such securities) permit the issuer to use such proceeds for other purposes and to continue to defer Distributions without a breach of its obligations under the transaction documents; and
     (f) limit the obligation of the APM Qualifying Securities Issuer to issue (or use commercially reasonable efforts to issue) APM Qualifying Securities up to:
     (i) in the case of APM Qualifying Securities that are Common Stock or rights to purchase Common Stock, an amount from the issuance thereof pursuant to the Alternative Payment Mechanism (including at any point in time from all prior issuances thereof pursuant to the Alternative Payment Mechanism) with respect to deferred Distributions attributable to the first five years of any deferral period equal to 2% of the total number of issued and outstanding shares of Common Stock as of the date of the then most recent publicly available consolidated financial statements of the issuer of such Common Stock (the “Common Cap”); provided (and it being understood) that the Common Cap shall cease to apply to such deferral period by a date (as specified in the related transaction documents) which shall be not later than the ninth anniversary of the commencement of such deferral period; and
     (ii) in the case of APM Qualifying Securities that are Qualifying Non-Cumulative Preferred Stock or Mandatorily Convertible Preferred Stock, an amount from the issuance thereof pursuant to the related Alternative Payment Mechanism (including at any point in time from all prior issuances of Qualifying Non-Cumulative Preferred Stock and unconverted Mandatorily Convertible Preferred Stock pursuant to such Alternative Payment Mechanism) equal to 25% of the initial principal or stated amount of the securities that are the subject of the related Alternative Payment Mechanism (the “Preferred Cap”); and
     (g) in the case of securities other than Qualifying Non-Cumulative Preferred Stock, include a Bankruptcy Claim Limitation Provision;

provided (and it being understood) that:
     (A) the APM Qualifying Securities Issuer shall not be obligated to issue (or use commercially reasonable efforts to issue) APM Qualifying Securities for so long as a Market Disruption Event has occurred and is continuing;
     (B) if, due to a Market Disruption Event or otherwise, the issuer of such securities is able to raise and apply some, but not all, of the eligible proceeds necessary to pay all deferred Distributions on any Distribution Date, the issuer will apply any available eligible proceeds to pay accrued and unpaid Distributions on the applicable Distribution Date in chronological order subject to the Common Cap and Preferred Cap, as applicable; and
     (C) if the issuer has outstanding more than one class or series of securities under which it is obligated to sell a type of APM Qualifying Securities and apply some part of the proceeds to the payment of deferred Distributions, then on any date and for any period the amount of net proceeds received by the issuer from those sales and available for payment of deferred Distributions on such securities shall be applied to such securities on a pro rata basis in proportion to the total amounts that are due on such securities, or on such other basis as an Applicable Governmental Authority may approve.
     “APM Qualifying Securities” means, with respect to an Alternative Payment Mechanism, one or more of the following (as designated in the transaction documents for the Qualifying Capital Securities that include an Alternative Payment Mechanism, a Mandatory Trigger Provision or Debt Exchangeable for Preferred Equity):
     (h) Common Stock;
     (i) rights to purchase Common Stock;
     (j) Mandatorily Convertible Preferred Stock; or
     (k) Qualifying Non-Cumulative Preferred Stock;
in each case, of the Parent, the Bank, an Eligible Finance Subsidiary of the Parent or a Trust;
provided that if the APM Qualifying Securities for any Alternative Payment Mechanism, Mandatory Trigger Provision or Debt Exchangeable for Preferred Equity include both Common Stock and rights to purchase Common Stock, such Alternative Payment Mechanism, Mandatory Trigger Provision or Debt

Exchangeable for Preferred Equity may permit, but need not require, the APM Qualifying Securities Issuer to issue rights to purchase Common Stock, or Qualifying Non-Cumulative Perpetual Preferred Stock; provided further that if such Alternative Payment Mechanism, Mandatory Trigger Provision or Debt Exchangeable for Preferred Equity includes all of the securities included in (a) through (d) above, it may allow for an amendment of the terms of such security to eliminate Common Stock and rights to purchase Common Stock as APM Qualifying Securities if the Parent or the Bank has been advised in writing by a nationally recognized independent accounting firm that there is more than an insubstantial risk that the failure to do so would result in a reduction in the Parent’s or the Bank’s earnings per share as calculated for financial reporting purposes.
     “APM Qualifying Securities Issuer” means the Parent, the Bank, an Eligible Finance Subsidiary of the Parent or a Trust, as the case may be, that may issue APM Qualifying Securities.
     “Applicable Governmental Authority” means the Federal Reserve Board, the Office of the Comptroller of the Currency, the Office of Thrift Supervision or any state banking authority with regulatory oversight over the Bank’s or the Parent’s capitalization.
     “Bank” has the meaning specified in the introduction to this instrument.
     “Bankruptcy Claim Limitation Provision” means, with respect to any securities or combination of securities that have an Alternative Payment Mechanism or a Mandatory Trigger Provision (together in this definition, “such securities”), provisions that, upon any liquidation, dissolution, winding up or reorganization or in connection with any insolvency, receivership or proceeding under any bankruptcy law with respect to the issuer, limit the claim of the holders of such securities to Distributions that accumulate during (A) any deferral period, in the case of securities that have an Alternative Payment Mechanism or (B) any period in which the issuer fails to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements, in the case of securities having a Mandatory Trigger Provision, to:
     (i) in the case of securities having an Alternative Payment Mechanism or Mandatory Trigger Provision with respect to which the APM Qualifying Securities do not include Qualifying Non-Cumulative Preferred Stock or Mandatorily Convertible Preferred Stock, 25% of the stated or principal amount of such securities then outstanding; and
     (ii) in the case of any other securities, an amount not in excess of the sum of (x) the amount of accumulated and unpaid Distributions (including compounded amounts) that relate to the earliest two years of the portion of the deferral period for which Distributions have not been paid and (y) an amount equal to the excess, if any, of the Preferred Cap over the aggregate amount of net proceeds from the sale of Qualifying Non-Cumulative Preferred Stock and unconverted Mandatorily Convertible Preferred Stock that the issuer has applied to pay such Distributions pursuant to the Alternative Payment Mechanism or the Mandatory Trigger Provision; provided that the holders of such securities are deemed to agree that, to the extent the remaining claim exceeds the amount set forth in subclause (x), the amount they receive in respect of such excess shall not exceed the amount they would have received had such claim ranked pari passu with the interests of the holders, if any, of Qualifying Non-Cumulative Preferred Stock.
     “Business Day” means each day other than (a) a Saturday or Sunday or (b) a day on which banking institutions in The City of New York or Pasadena, California are authorized or required by law or executive order to remain closed.
     “Commission” means the United States Securities and Exchange Commission.
     “Common Stock” means, with respect to any issuer, common stock of such issuer (including treasury shares of common stock and shares of common stock sold pursuant to such issuer’s dividend reinvestment plan and employee benefit plans), a security that ranks pari passu upon the issuer’s liquidation, dissolution or winding-up to such issuer’s common stock and that tracks the performance of, or relates to the results of, a business, unit or division of such issuer, and any securities issued in exchange therefor in connection with a merger, consolidation, binding share exchange, business combination, recapitalization or other similar event.
     “Covered Debt” means (a) at the date of this Replacement Capital Covenant and continuing to but not including the first Redesignation Date, the Initial Covered Debt and (b) thereafter, commencing with each Redesignation Date and continuing to but not including the next succeeding Redesignation Date, the Eligible Debt identified pursuant to Section 3(b) as the Covered Debt for such period.
     “Covered Debtholder” means each Person (whether a Holder or a beneficial owner holding through a participant in a clearing agency) that buys, holds or sells long-term indebtedness for money borrowed of an Effective Eligible Issuer during the period that such long-term indebtedness for money borrowed is Covered Debt.
     “Current Price” means, for the Common Stock of any issuer on any date, the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions by the New York Stock Exchange or, if such Common Stock is not then listed on the New York Stock Exchange, as reported by the principal U.S. securities exchange on which such Common Stock is traded or quoted. If such

Common Stock is not listed on any U.S. securities exchange on the relevant date, the “current price” shall be the last quoted bid price for such Common Stock in the over-the-counter market on the relevant date as reported by the National Quotation Bureau or similar organization. If such Common Stock is not so quoted, the “current price” shall be the average of the mid-point of the last bid and ask prices for such Common Stock on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Parent for this purpose. If such Common Stock is not so quoted, and if bid and ask prices for such Common Stock are not available, the “current price” shall be determined by the expert opinion of a nationally recognized independent investment banking firm selected by the Parent’s Board of Directors for this purpose.
     “Debt Exchangeable for Common Equity” means a security (or combination of securities (together in this definition “such securities”) that:
     (a) gives the holder a beneficial interest in (i) the debt securities of the Parent or securities of an Eligible Finance Subsidiary and (ii) a fractional interest in a stock purchase contract for a share of the Parent’s Common Stock that will be settled in three years or less, with the number of shares of such Common Stock purchasable pursuant to such stock purchase contract to be within a range established at the time of issuance of such debt securities;
     (b) provides that the investors directly or indirectly grant the Parent or an Eligible Finance Subsidiary of the Parent, as applicable, a security interest in such debt securities or securities of an Eligible Finance Subsidiary, as applicable, and their proceeds (including any substitute collateral permitted under the transaction documents) to secure the investors’ direct or indirect obligation to purchase the Parent’s Common Stock pursuant to such stock purchase contracts;
     (c) includes a remarketing feature pursuant to which the debt securities or securities of an Eligible Finance Subsidiary, as applicable, are remarketed to new investors commencing not later than the last Distribution Date that is at least 1 month prior to the settlement date of the stock purchase contract; and
     (d) provides for the proceeds raised in the remarketing to be used to purchase the Parent’s Common Stock under the stock purchase contracts and, if there has not been a successful remarketing by the settlement date of the stock purchase contract, provides that the stock purchase contracts will be settled by the Parent or the Eligible Finance Subsidiary acquiring the debt securities, the securities of an Eligible Finance Subsidiary or other collateral directly or indirectly pledged by investors in the Debt Exchangeable for Common Equity in satisfaction of the investors’ obligations under the stock purchase contracts.
     “Debt Exchangeable for Preferred Equity” means a security (or combination of securities) that:

     (i) gives the holder a beneficial interest in (a) subordinated debt securities of the Bank or the issuing Affiliate that include a provision requiring the Bank or the issuing Affiliate, as applicable, to issue (or use commercially reasonable efforts to issue) one or more types of APM Qualifying Securities raising aggregate proceeds at least equal to the deferred Distributions on such subordinated debt securities commencing not later than the second anniversary of the commencement of such deferral period and that are the most junior subordinated debt of the Bank or the issuing Affiliate, as applicable, (or rank pari passu with the most junior subordinated debt of the Bank or the issuing Affiliate, as applicable) and (b) a fractional interest in a stock purchase contract for Qualifying Non-Cumulative Preferred Stock;
     (ii) includes a remarketing feature pursuant to which the subordinated debt of the Bank or the issuing Affiliate, as applicable, is remarketed to new investors commencing within five years from the date of issuance of the security or earlier in the event of an early settlement event based on one or more capital ratios or financial tests set forth in the terms of such securities or related transaction agreements;
     (iii) provides that the investors directly or indirectly grant the Bank or the issuing Affiliate, as applicable, a security interest in such debt securities and their proceeds (including any substitute collateral permitted under the transaction documents) to secure the investors’ direct or indirect obligation to purchase the Bank’s or such issuing Affiliate’s Qualifying Non-Cumulative Preferred Stock pursuant to such stock purchase contracts;
     (iv) provides for the proceeds raised in the remarketing to be used to purchase Qualifying Non-Cumulative Preferred Stock;
     (v) includes a replacement capital covenant substantially similar to this Replacement Capital Covenant, provided that such replacement capital covenant will apply to such security (or combination of securities) and to the Qualifying Non-Cumulative Preferred Stock and will not include Debt Exchangeable for Equity in the definition of Qualifying Capital Securities;
     (vi) after the issuance of such Qualifying Non-Cumulative Preferred Stock, provides the holder of the security with a beneficial interest in such Qualifying Non-Cumulative Preferred Stock; and
     (viii) includes a provision specifying that if the debt securities are not successfully remarketed by the sixth anniversary of the issue date of the securities, the Qualifying Non-Cumulative Preferred Stock will be acquired in exchange for the debt securities in satisfaction of the investors’ obligations under the stock purchase contracts.

     “Distribution Date” means, as to any securities or combination of securities, the dates on which periodic Distributions on such securities are scheduled to be made.
     “Distribution Period” means, as to any securities or combination of securities, each period from and including a Distribution Date for such securities to but excluding the next succeeding Distribution Date for such securities.
     “Distributions” means, as to a security or combination of securities, dividends, interest payments or other income distributions to the holders thereof that are not Subsidiaries of the Bank.
     “Effective Eligible Issuer” means, at any time, each Eligible Issuer that is the issuer of the long-term indebtedness for money borrowed that is Covered Debt at such time.
     “Eligible Debt” means, at any time, with respect to an Eligible Issuer, Eligible Subordinated Debt of such Eligible Issuer or, if no Eligible Subordinated Debt of such Eligible Issuer is then outstanding, or if despite the identification of Eligible Subordinated Debt the aggregate principal amount of Eligible Debt identified for designation as Covered Debt pursuant to the procedures set out in Section 3(b) is less than $90,000,000, Eligible Senior Debt of such Eligible Issuer.
     “Eligible Finance Subsidiary” means, with respect to the Parent, a finance Subsidiary that holds as its only assets securities of the Parent or the securities of which (other than common securities held by the Parent) are guaranteed by the Parent on a subordinated basis such that the claims of the holders of such securities in a liquidation, dissolution or winding-up of the Bank will be junior to or pari passu with the claims of the holders of the most junior subordinated debt of the Parent.
     “Eligible Issuer” means the Bank or the Parent.
     “Eligible Senior Debt” means, at any time in respect of any Eligible Issuer, each series of outstanding long-term, unsecured indebtedness for money borrowed of such Eligible Issuer that (a) upon a bankruptcy, liquidation, dissolution or winding-up of the Eligible Issuer, ranks most senior among the Eligible Issuer’s then outstanding classes of indebtedness for money borrowed, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the Eligible Issuer has outstanding senior long-term indebtedness for money borrowed that satisfies the requirements of clauses (a) and (c) that is then assigned a rating by at least one NRSRO), and (c) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the Eligible Issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the Eligible Issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.
     “Eligible Subordinated Debt” means, at any time in respect of any Eligible Issuer, each series of the Eligible Issuer’s then-outstanding long-term, unsecured indebtedness for money borrowed that (a) upon a bankruptcy, liquidation, dissolution or winding-up of the Eligible Issuer, ranks subordinate to the Eligible Issuer’s then outstanding series of indebtedness for money borrowed that ranks most senior, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the Eligible Issuer has outstanding subordinated long-term indebtedness for money borrowed that satisfies the requirements in clauses (a) and (c) that is then assigned a rating by at least one NRSRO), and (c) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the Eligible Issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the Eligible Issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     “Holder” means, as to the Covered Debt then in effect, each holder of such Covered Debt as reflected on the securities register maintained by or on behalf of the Bank with respect to such Covered Debt.
     “Initial Covered Debt” means the Parent’s junior subordinated debt securities underlying the $90,000,000 6.31% Trust Preferred Securities due 2035 bearing CUSIP No. 45661C AA 6 and pursuant to Section 3(c) the trust securities issued by such Trust.
     “Intent-Based Replacement Disclosure” means, as to any security or combination of securities, that the issuer has publicly stated its intention, either in the prospectus or other offering document under which such securities were initially offered for sale or in filings with the Commission made by the issuer under the Exchange Act prior to or contemporaneously with the issuance of such securities, that the issuer will pay, redeem or repurchase such securities only with the proceeds of replacement capital securities that have terms and provisions at the time of payment, redemption or repurchase that are as or more equity-like than the securities then being paid, redeemed or repurchased, raised within 180 days prior to the applicable payment, redemption or repurchase date.

     “Mandatorily Convertible Preferred Stock” means cumulative preferred stock issued by the Parent or an Eligible Finance Subsidiary with (a) no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and (b) a requirement that the preferred stock convert into Common Stock of the Parent within three years from the date of its issuance at a conversion ratio within a range established at the time of issuance of the preferred stock.
     “Mandatory Trigger Provision” means as to any security or combination of securities (together in this definition, “securities”), provisions in the terms thereof or of the related transaction agreements that:
     (i) require, or at its option in the case of non-cumulative perpetual preferred stock permit, the issuer of such securities to make payment of Distributions on such securities only to the extent it receives sufficient net proceeds from the issuance and sale of APM Qualifying Securities, within two years of a failure by the issuer to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements, in an amount such that the net proceeds of such sale are at least equal to the amount of unpaid Distributions on such securities (including without limitation all deferred and accumulated amounts) and in either case require the application of the net proceeds of such sale to pay such unpaid Distributions; provided that (A) if the Mandatory Trigger Provision does not require such issuance and sale within one year of such failure, the amount of Common Stock or rights to acquire Common Stock the net proceeds of which the issuer must apply to pay such Distributions pursuant to such provision may not exceed the Common Cap, and (B) the amount of Qualifying Non-Cumulative Preferred Stock and unconverted Mandatorily Convertible Preferred Stock the net proceeds of which the issuer may apply to pay such Distributions pursuant to such provision may not exceed the Preferred Cap;
     (ii) if the provisions described in clause (i) do not require such issuance and sale within one year of such failure, require the issuer of such security not to redeem and, any direct or indirect parent of the issuer that is permitted to issue APM Qualifying Securities and such issuer’s Subsidiaries not to purchase any of such issuer’s or such issuer’s parent’s capital stock or any securities of the issuer of the APM Qualifying Securities that rank pari passu with or junior to the most senior issuable APM Qualifying Securities until at least one year after such issuer applies the net proceeds of the sales described clause (i) to pay such unpaid Distributions in full; and
     (iii) in the case of securities other than Qualifying Non-Cumulative Preferred Stock, include a Bankruptcy Claim Limitation Provision.
     No remedy other than Permitted Remedies will arise by the terms of such securities or related transaction agreements in favor of the holders of such securities as a result of the issuer’s failure to pay Distributions because of the Mandatory Trigger Provision or as a result of the issuer’s exercise of its right under an Optional Deferral Provision until Distributions have been deferred for one or more Distribution Periods that total together at least ten years.
     “Market Disruption Events”, for purposes of sales of APM Qualifying Securities pursuant to the Alternative Payment Mechanism or a Mandatory Trigger Provision, means one or more events or circumstances set forth below:
•	the relevant issuer is required to obtain the consent or approval of a regulatory body (including, without limitation, any insurance regulator or the securities exchange) or governmental authority (including, without limitation, any Applicable Governmental Authority), or, if the issuer is the Parent, its stockholders to issue or sell APM Qualifying Securities and it fails to obtain such consent or approval notwithstanding its commercially reasonable efforts to obtain such consent or approval;

•	trading in securities generally, or in the Parent’s common or preferred stock specifically, on the New York Stock Exchange or any other national securities exchange or over-the-counter market on which APM Qualifying Securities are then listed or traded shall have been suspended or their settlement generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or market by the SEC, such exchange or market or by any other regulatory body or governmental authority having jurisdiction such that trading shall have been materially disrupted or the establishment of such minimum prices has a material adverse effect on trading in, or the issuance and sale of, such APM Qualifying Securities;

•	a banking moratorium shall have been declared by the federal or state authorities of the United States such that market trading in any of the APM Qualifying Securities has been materially disrupted or ceased;

•	a material disruption shall have occurred in commercial banking or securities settlement or clearance services in the United States such that market trading in any of the APM Qualifying Securities has been materially disrupted or ceased;

•	the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States, there shall have been a declaration of a national emergency or war by the United States or there shall have occurred any other national or international calamity or crisis such that market trading in any of the APM Qualifying Securities has been materially disrupted or ceased;

•	there shall have occurred such a material adverse change in general domestic or international economic, political or financial conditions, including without limitation as a result of terrorist activities, or the effect of international conditions on the financial markets in the United States shall be such that trading in any of the APM Qualifying Securities been materially disrupted;

•	an event occurs and is continuing as a result of which the offering document for the offer and sale of APM Qualifying Securities would, in such issuer’s reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated in that offering document or necessary to make the statements in that offering document not misleading and either (a) the disclosure of that event, in such issuer’s reasonable judgment, would have a material adverse effect on its business or (b) the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede its ability to consummate that transaction; provided that an event described under this bullet shall not constitute a market disruption event for longer than 90 consecutive days and multiple suspension periods contemplated by this bullet point shall not exceed an aggregate of 180 days in any 360-day period; or

•	such issuer reasonably believes that the offering document for the contemplated offer and sale of registered APM Qualifying Securities would not be in compliance with a rule or regulation of the SEC, for reasons other than those referred to in the preceding bullet, and such issuer determines that it is unable to comply with such rule or regulation or such compliance is unduly burdensome; provided that an event described under this bullet shall not constitute a market disruption event with respect to a period of more than 90 consecutive days and multiple suspension periods contemplated by this bullet point shall not exceed an aggregate of 180 days in any 360-day period.
     “Market Value” means, on any date, the closing sale price per share of Common Stock (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions by the New York Stock Exchange or, if the Common Stock is not then listed on the New York Stock Exchange, as reported by the principal U.S. securities exchange on which the Common Stock is traded or quoted; if the Common Stock is neither listed nor quoted on any U.S. securities exchange on the relevant date, the market price will be the average of the mid-point of the bid and ask prices for the Common Stock on the relevant date submitted by at least three nationally recognized independent investment banking firms selected by the Parent for this purpose.

     “Measurement Date” means, with respect to any redemption, purchase or repurchase of Series A Preferred Stock, the date 180 days prior to delivery of notice of such redemption or prior to the date of such purchase or repurchase.
     “Measurement Period” means the period from a Measurement Date to the related notice date or purchase or repurchase date. Measurement Periods cannot run concurrently.
     “NRSRO” means a nationally recognized statistical rating organization within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act.
     “Offering Memorandum” has the meaning specified in Recital C.
     “Optional Deferral Provision” means, as to any securities, a provision in the terms thereof or of the related transaction agreements to the effect of either (a) or (b) below:
     (a) (i) the issuer of such securities may, in its sole discretion, defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to five years or, if a Market Disruption Event is continuing, ten years, without any remedy other than Permitted Remedies, and (ii) an Alternative Payment Mechanism; or
     (b) the issuer of such securities may, in its sole discretion, defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods up to ten years, without any remedy other than Permitted Remedies.
     “Parent” means IndyMac Bancorp, Inc., a savings and loan holding company, of which the Bank is a wholly-owned Subsidiary.
     “Permitted Remedies” means, with respect to any securities, one or more of the following remedies:
     (a) rights in favor of the holders of such securities permitting such holders to elect one or more directors of the issuer (including any such rights required by the listing requirements of any stock or securities exchange on which such securities may be listed or traded), and
     (b) complete or partial prohibitions preventing the issuer or its parent from paying Distributions on or repurchasing common stock or other securities that rank pari passu with or junior as to Distributions to such securities for so long as Distributions on such securities, including unpaid Distributions, remain unpaid.
     “Person” means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

     “Qualifying Capital Securities” means securities (other than REIT Preferred Securities, Common Stock, rights to acquire Common Stock and securities convertible into Common Stock, such as Mandatorily Convertible Preferred Stock and Debt Exchangeable for Common Equity) that, in the determination of the Bank’s or the Parent’s Board of Directors, reasonably construing the definitions and other terms of this Replacement Capital Covenant, meet one of the following criteria in connection with any redemption, purchase or repurchase of Series A Preferred Stock:
     (a) securities issued by the Bank or its Affiliates that (1) rank junior to the issuer’s long-term debt for money borrowed upon the liquidation, dissolution or winding-up of the issuer and pari passu with its trade accounts payable and accrued liabilities arising in the ordinary course of business, (2) have no maturity or a maturity of greater than 50 years and (3)(a) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant and have an Optional Deferral Provision or (b) have a Mandatory Trigger Provision, an Optional Deferral Provision and are subject to Intent-Based Replacement Disclosure;
     (b) securities issued by the Bank or its Affiliates that (1) rank pari passu or junior to other preferred stock of the issuer, (2) have no maturity or a maturity of greater than 40 years, (3) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant and (4) have a Mandatory Trigger Provision and an Optional Deferral Provision; or
     (c) Qualifying Non-Cumulative Preferred Stock.
     “Qualifying Non-Cumulative Preferred Stock” means non-cumulative perpetual preferred stock of the Bank or its Affiliates that ranks pari passu with or junior to other preferred stock of the issuer, and is either subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or prohibits the issuer from paying any dividends to the holders of such preferred stock if the issuer fails to satisfy one or more financial tests set forth in the terms of the preferred stock or related transaction agreements and is subject to Intent-Based Replacement Disclosure.
     “REIT Preferred Securities” means non-cumulative perpetual preferred stock of a Subsidiary of the Bank, which Subsidiary may or may not be a “real estate investment trust” (“REIT”) within the meaning of Section 856 of the Internal Revenue Code of 1986, as amended, that is exchangeable for non-cumulative perpetual preferred stock of the Parent and satisfies the following requirements:
     (a) such non-cumulative perpetual preferred stock of a Subsidiary of the Bank and the related non-cumulative perpetual preferred stock of the Parent for which it may be exchanged qualify as Tier 1 capital of a bank under the risk-based capital guidelines of the Applicable Governmental Authority and related interpretive guidance of such Authority (for example, in the case of the Office of the Comptroller of the Currency, Corporate Decision 97-109);
     (b) such non-cumulative perpetual preferred stock of a Subsidiary of the Bank must be exchangeable automatically into non-cumulative perpetual preferred stock of the Parent in the event that the Applicable Governmental Authority directs the Bank in writing to make a conversion because the Bank is (i) undercapitalized under the applicable prompt corrective action regulations (which, for example, in the case of the Office of the Comptroller of the Currency and applicable to national banks, are at 12 C.F.R. 6.4(b)), (ii) placed into conservatorship or receivership, or (iii) expected to become undercapitalized in the near term;
     (c) if such Subsidiary of the Bank is a REIT, the transaction documents include provisions that would enable the REIT to stop paying dividends on its non-cumulative perpetual preferred stock without causing the REIT to fail to comply with the income distribution and other requirements of the Internal Revenue Code of 1986, as amended, applicable to REITs;
     (d) such non-cumulative perpetual preferred stock of the Parent or the Bank issued upon exchange for the non-cumulative perpetual preferred stock of a Subsidiary of the Bank issued as part of such transaction ranks pari passu or junior to other preferred stock of the Parent; and
     (e) such REIT Preferred Securities and non-cumulative perpetual preferred stock of the Parent or the Bank for which it may be exchanged are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant.
     “Redesignation Date” means
     (A) as to the Covered Debt in effect at any time, the earliest of (a) the date that is two years prior to the final maturity date of such Covered Debt, (b) if the Eligible Issuer of such Covered Debt elects to redeem, or such Eligible Issuer or any such Affiliate elects to purchase or repurchase, as applicable, such Covered Debt either in whole or in part with the consequence that after giving effect to such redemption, purchase or repurchase the outstanding principal amount of such Covered Debt is less than $90,000,000, the applicable redemption, purchase or repurchase date, (c) if such Covered Debt is not Eligible Subordinated Debt, the date on which the Eligible Issuer of such Covered Debt issues long-term indebtedness for money borrowed that is Eligible Subordinated Debt and (d) if the Parent is the Effective Eligible Issuer of such Covered Debt, the date on which the

Bank issues long-term indebtedness for money borrowed that is Eligible Debt or issues additional Eligible Debt.
     “Replacement Capital Covenant” has the meaning specified in the introduction to this instrument.
     “Replacement Capital Securities” means,
     (i) Common Stock and rights to acquire Common Stock (including Common Stock and rights to acquire Common Stock issued pursuant to the Bank’s dividend reinvestment plan, direct stock purchase plan or employee benefit plans);
     (ii) Mandatorily Convertible Preferred Stock;
     (iii) Debt Exchangeable for Common Equity;
     (iv) Debt Exchangeable for Preferred Equity; and
     (v) Qualifying Capital Securities; and
     (vi) REIT Preferred Securities.
     “Series A Preferred Stock” has the meaning specified in Recital A.
     “Subsidiary” means, with respect to any Person, at any time, any corporation, limited liability company, partnership or other entity, the shares of stock or other ownership interests of which having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, limited liability company, partnership or other entity are at the time owned, or the management or policies of which are otherwise at the time controlled, directly or indirectly through one or more intermediaries (including other Subsidiaries) or both, by such Person.
     “Termination Date” has the meaning specified in Section 4(a).
     “Trust” means a trust, the common securities of which are held directly or indirectly by the Bank or the Parent.